UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2010

CAPITAL BANK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	000-30062	56-2101930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

333 Fayetteville Street, Suite 700
Raleigh, North Carolina 27601
(Address of principal executive offices)

 (919) 645-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 30, 2010, Capital Bank Corporation issued a press release announcing that it had withdrawn its Registration Statement on Form S-1 (File No. 333-168408) with respect to the public offering of 34,500,000 shares of its common stock. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

Exhibit 99.1	Press release dated September 30, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2010	CAPITAL BANK CORPORATION

	By:	/s/ B. Grant Yarber
B. Grant Yarber
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Document

Exhibit 99.1	Press release dated September 30, 2010